STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): May 3, 2007
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645 (Commission File Number)	74-1787539 (IRS Employer Identification No.)
200 East Basse Road
San Antonio, Texas 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements And Exhibits
SIGNATURE
INDEX TO EXHIBITS
Press Release
Cash Stock Election Term Sheet

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 8.01 Other Events.
     On May 4, 2007, Clear Channel Communications, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to report that it had issued a press release, a copy of which is filed as Exhibit 99.1, announcing that the Company’s board of directors had received a term sheet, a copy of which is filed as Exhibit 99.2, contemplating a change in the terms and structure of the proposed merger with the private equity group co-led by Thomas H. Lee Partners, L.P. and Bain Capital Partners, LLC.
     This Amendment to Current Report on Form 8-K/A is filed to amend and restate in its entirety the Current Report on Form 8-K filed on May 4, 2007. Exhibit 99.2 reflects changes to the final paragraph entitled “Other Existing Shareholders”. All other portions of Exhibit 99.1 and Exhibit 99.2 remain as originally filed on May 4, 2007.
Important Additional Information Regarding the Merger has been filed with the SEC:
The Company has filed a definitive proxy statement, and supplements thereto, and other documents regarding the proposed merger of the Company with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF CLEAR CHANNEL COMMUNICATIONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO REGARDING THE PROPOSED MERGER, CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain free copies of the definitive proxy statement, and other documents filed with, or furnished to, the SEC by the Company at the SEC’s website at http://www.sec.gov. In addition, a stockholder who wishes to receive a copy of the proxy materials, without charge, should submit this request to the Company’s proxy solicitor, Innisfree M&A Incorporated, at 501 Madison Avenue, 20th Floor, New York, New York 10022 or by calling Innisfree toll-free at (877) 456-3427.
The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed acquisition. Information concerning the interests of the Company and the other participants in the solicitation is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission in connection with the proposed merger and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission.
B Triple Crown Finco, LLC and T Triple Crown Finco, LLC (collectively, the “Fincos”) and certain affiliates and representatives of the Fincos may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the transactions. Information concerning the interests of the Fincos and their affiliates and representatives in the solicitation is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission in connection with the transactions.
Item 9.01 Financial Statements And Exhibits.
99.1      Press Release of Clear Channel Communications, Inc. issued May 3, 2007.
99.2      Cash Stock Election Term Sheet

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: May 7, 2007	By:	/s/ Herbert W. Hill
Herbert W. Hill,
SVP Chief Accounting Officer

INDEX TO EXHIBITS
99.1      Press Release of Clear Channel Communications, Inc. issued May 3, 2007.
99.2      Cash Stock Election Term Sheet